Intangible Assets	12 Months Ended
Dec. 31, 2012
Intangible Assets [Abstract]
Intangible Assets

7. INTANGIBLE ASSETS

     Our intangible assets consist of acquired gas gathering, compression and processing contracts. The following table presents the changes in our intangible assets (In thousands):

	December 31,
	2012	2011
Net intangible assets at January 1	$127,760	$—
Additions	383,994	130,200
Amortization expense	(10,374)	(2,440)
Net intangible assets at December 31	$501,380	$127,760

     Our gas gathering and processing contracts have useful lives of 5 to 20 years, as determined based upon the anticipated life of the contracts with our customers. The expected amortization of our intangible assets as of December 31, 2012 for the next five years and in total thereafter is as follows (In thousands):

2013	$21,983
2014	23,832
2015	25,144
2016	26,414
2017	28,678
Thereafter	375,329
Total	$501,380